Exhibit 10.1

SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS SECOND AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Second Amendment”), dated as of March 27, 2015 (the “Effective Date”), is made and entered into by and between SYCAMORE NETWORKS, INC. (the “Seller”) and PRINCETON TYNGSBORO COMMONS LLC (the “Buyer”).

RECITALS

A. Seller and Buyer are parties to that certain Purchase and Sale Agreement dated as of October 10, 2014 (the “Original Purchase Agreement”), as amended by that certain First Amendment to Purchase and Sale Agreement dated as of February 24, 2015 (the “First Amendment”; the Original Purchase Agreement and the First Amendment, together, the “Purchase Agreement”) wherein the Buyer has agreed to purchase and Seller has agreed to sell that certain property consisting of 102.3 acres, more or less, located off Westford Road, Tyngsborough, Massachusetts as more particularly described in the Purchase Agreement, as well as the Supplemental Escrow Agreement dated October 14, 2014 regarding the Escrow Agent’s duties regarding deposits.

B. The time of the performance and delivery of the Deed for the transaction contemplated by the Purchase Agreement, as affected by that certain letter dated December 31, 2014 from the Buyer to the Seller and the First Amendment, is presently scheduled to take place on March 27, 2015 (the “Current Closing Date”).

C. Seller and Buyer wish to extend the time of performance of the transaction contemplated by the Purchase Agreement.

AGREEMENT:

NOW, THEREFORE, in consideration of the premises, the sum of Ten Dollars and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged and confessed, Seller and Buyer hereby agree as follows:

1. Extended Time of Performance.

The time of performance and delivery of the Deed for the transaction contemplated by the Purchase Agreement is hereby extended from the Current Closing Date to March 30, 2015.

2. Ratification. Except as amended by this Second Amendment, all other terms, conditions, covenants and provisions as appear in the Purchase Agreement and the Supplemental Escrow Agreement are hereby ratified and confirmed and shall remain unchanged.

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IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed under seal as of the date first written above.

SELLER:

SYCAMORE NETWORKS, INC.

BY:	/s/ David Guerrera
TITLE:	President and General Counsel

BUYER:

PRINCETON TYNGSBOROUGH COMMONS LLC

BY:	Princeton MGR Inc., its Manager

	BY:	/s/ Terry Flahive
	TITLE:	Vice President
As duly authorized and not individually